UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2019

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. x

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisitions

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On October 1, 2019, Hartman vREIT XXI, Inc. (the “Company”) through Hartman 1400 Broadfield LLC (“1400 Broadfield LLC), Hartman 16420 Park Ten LLC (“16420 Park Ten LLC”), and Hartman 7915 FM 1960 LLC (“7915 FM 1960 LLC”), each a wholly-owned subsidiary of Hartman vREIT XXI Operating Partnership L.P., our operating partnership (“Operating Partnership”), acquired a fee simple interest in three separate buildings located in Houston, Texas, a six-story office building comprising approximately 102,893 square feet, commonly referred to as the 1400 Broadfield Building; a five-story office building comprising approximately 83,760 square feet, commonly referred to as the 16420 Park Ten Building; and a three-story office building comprising approximately 67,581 square feet, commonly referred to as the 7915 FM 1960 Building.

The three properties were acquired from Houston Portfolio, LLC., an unrelated third party, for a purchase price of $20,550,000, exclusive of closing costs.  The Company financed the payment of the purchase price for the three buildings with proceeds from the Company’s public offering.

An acquisition fee of approximately $513,750 was earned by Hartman XXI Advisors, LLC, our affiliated external advisor, in connection with the purchase of the buildings.

The 1400 Broadfield Building

The 1400 Broadfield Building was built in 1982.  As of October 1, 2019, the Broadfield Building was 70.1% occupied by 13 tenants.

Two tenants each occupy more than 10% of the 1400 Broadfield Building.  Strategy Engineering & Consulting and RGN-Houston XL occupy approximately 23.1% and 11.7%, respectively, of the total rentable square feet. The following table sets forth additional information regarding the five largest tenants of the 1400 Broadfield Building:

Tenant	Annual Base Rent	Rental SF	Initial Lease Date	Year Expiring
Strategy Engineering & Consulting, LLC	$439,893	23,778	10-9-2017	2024
RGN-Houston XL, LLC	239,976	11,999	7-1-2014	2024
First Centerpoint Partners, LLC	120,000	5,835	NA	2020
St. George Resource Partners, LLC	142,026	5,797	2-12-2018	2020
Wison Offshore & Marine (USA)	123,303	5,361	12-2-2015	2023

The following table reflects lease expirations at the 1400 Broadfield Building over the next five years:

			Gross Leasable Area	Annualized Base Rent as of October 1, 2019
Year	No. of Leases Expiring	Approximate SF	Percent of Occupied SF	Amount	Percent of Total
2019	-	-	-	-	-
2020	3	13,040	18.1	$297,730	18.1
2021	3	7,854	10.9	194,927	13.3
2022	2	8,268	11.5	200,925	13.7
2023	1	5,361	7.4	123,303	8.4
Total	9	34,523	38.09	$816,885	53.5

The 1400 Broadfield Building faces competition from similar multi-tenant office properties located in and around the Houston, Texas area.

Management has no plans for material capital improvements or renovations at the 1400 Broadfield Building and believes that the 1400 Broadfield Building is suitable for its intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2018, the 1400 Broadfield Building paid real estate taxes of $237,303.

The material items of the agreements regarding the acquisition of the 1400 Broadfield Building described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 19, 2019 and is incorporated herein by reference.

Property Management

On October 1, 2019, 1400 Broadfield LLC and Hartman Income REIT Management, Inc. (the “Property Manager”) our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for the 1400 Broadfield Building.  Pursuant to the terms of the Management Agreement, 1400 Broadfield LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). 1400 Broadfield LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days prior written notice of its desire to terminate the Management Agreement. 1400 Broadfield LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  1400 Broadfield LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material items of the Real Property Management Agreement regarding the management of the 1400 Broadfield Building described herein are qualified in their entirety by the agreement attached as Exhibit 10.1, which is incorporated herein by reference.

The 16420 Park Ten Building

The 16420 Park Ten Building was built in 1982.  As of October 1, 2019, the 11211 Building is 53.6% occupied by 13 tenants.

Liberty Lift Solutions occupies 13.1% of the total rental square footage of the property. No other tenant occupies more than 10% of the 16420 Park Ten Building.  The following table sets forth additional information regarding the five largest tenants of the 16420 Park Ten Building:

Tenant	Annual Base Rent	Rental SF	Initial Lease Date	Year Expiring
Liberty Lift Solutions, LLC	$240,592	10,936	11-26-2018	2024
West Africa Management Service	172,023	6,746	10-1-2013	2021
Terrasond Limited	110,985	5,285	9-25-2018	2022
Dagley Insurance	105,966	4,872	6-1-2017	2019
Travelcorp, LLC	113,687	3,989	5-15-2015	2020

The following table reflects lease expirations at the 16420 Park Ten Building over the next five years:

		Gross Leasable Area		Annualized Base Rent as of January 1, 2019
Year	No. of Leases Expiring	Approximate SF	Percent of Occupied SF	Amount	Percent of Total
2019	1	4,872	10.6	$105,966	9.9
2020	4	10,252	22.3	282,980	26.5
2021	1	6,746	14.7	172,023	16.1
2022	2	4,236	9.2	72,174	6.8
2023	-	-	-	-	-
Total	8	26,106	56.8	$633,143	59.3

The 16420 Park Ten Building faces competition from similar multi-tenant office properties located in and around the Houston, Texas area.

Management has no plans for material capital improvements or renovations at the 16420 Park Ten Building and believes that the 16420 Park Ten Building is suitable for its intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2018, the 16420 Park Ten Building paid real estate taxes of $210,644.

The material items of the agreements regarding the acquisition of the 16420 Park Ten Building described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 19, 2019 and is incorporated herein by reference.

Property Management

On October 1, 2019, 16420 Park Ten LLC and Hartman Income REIT Management, Inc. (the “Property Manager”) our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for the 16420 Park Ten Building.  Pursuant to the terms of the Management Agreement, 16420 Park Ten LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). 16420 Park Ten LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days prior written notice of its desire to terminate the Management Agreement. 16420 Park Ten LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  16420 Park Ten LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material items of the Real Property Management Agreement regarding the management of the 16420 Park Ten Building described herein are qualified in their entirety by the agreement attached as Exhibit 10.2, which is incorporated herein by reference.

The 7915 FM 1960 Building

The 7915 FM 1960 Building was built in 1982.  As of October 1, 2019, the 7915 FM 1960 Building is 41.9% occupied by 11 tenants.

No tenant occupies more than 10% of the 7915 FM 1960 Ten Building.  The following table sets forth additional information regarding the five largest tenants of the 7915 FM 1960 Building:

Tenant	Annual Base Rent	Rental SF	Initial Lease Date	Year Expiring
On Target Marketing	$65,544	5,462	10-1-2017	2019
CHCA Woman’s Hospital of Texas	102,272	4,352	7-1-2009	2023
Aces Global Quality Services	97,375	3,895	5-15-2015	2020
Crescent Bank & Trust	75,275	3,011	3-16-2015	2020
Advanced IT Concepts	29,916	2,493	6-1-2019	2025

The following table reflects lease expirations at the 16420 Park Ten Building over the next five years:

		Gross Leasable Area		Annualized Base Rent as of January 1, 2019
Year	No. of Leases Expiring	Approximate SF	Percent of Occupied SF	Amount	Percent of Total
2019	2	6,862	10.2	$82,344	15.4
2020	3	7,304	10.8	182,202	34.1
2021	3	4,376	6.5	98,230	18.9
2022	1	1,873	2.8	39,333	7.4
2023	1	4,352	6.4	102,272	19.1
Total	10	24,767	36.7	$504,381	94.9

The 7915 FM 1960 Building faces competition from similar multitenant office properties located in and around the Houston, Texas area.

Management has no plans for material capital improvements or renovations at the 7915 FM 1960 Building and believes that the 7915 FM 1960 Building is suitable for its intended purpose and adequately covered by insurance. For the fiscal year ended December 31, 2018, the 7915 FM 1960 Building paid real estate taxes of $80,033.

The material items of the agreements regarding the acquisition of the 7915 FM 1960 Building described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 19, 2019 and is incorporated herein by reference.

Property Management

On October 1, 2019, 7915 FM 1960 LLC and Hartman Income REIT Management, Inc. (the “Property Manager”) our affiliate, entered into a Real Property Management Agreement, or the “Management Agreement,” pursuant to which the Property Manager will manage and be the exclusive leasing agent for the 7915 FM 1960 Building.  Pursuant to the terms of the Management Agreement, 7915 FM 1960 LLC will pay the Property Manager a monthly management fee of 3% of the effective gross revenues (as defined in the Management Agreement). 7915 FM 1960 LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) in an amount equal to the leasing fees charged by unaffiliated persons rendering comparable services in the same geographic location of the applicable property for new leases and for the renewal of existing leases.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 30 days prior written notice of its desire to terminate the Management Agreement. 7915 FM 1960 LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten-day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  7915 FM 1960 LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material items of the Real Property Management Agreement regarding the management of the 7915 FM 1960 Building described herein are qualified in their entirety by the agreement attached as Exhibit 10.3, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements

The audit of the required financial statements for the acquisition of the real property described above, prepared for the purpose of complying with Rule 3-14 of Regulation S-X, is not complete at the time of this filing. The Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above.

(d)	Exhibits.

Exhibit	Description
10.1	Real Property Management Agreement, dated as of October 1, 2019 by and between Hartman 1400 Broadfield LLC and Hartman Income REIT Management, Inc.
10.2	Real Property Management Agreement, dated as of October 1, 2019 by and between Hartman 16420 Park Ten LLC and Hartman Income REIT Management, Inc.
10.3	Real Property Management Agreement, dated as of October 1, 2019 by and between Hartman 7915 FM 1960 LLC and Hartman Income REIT Management, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, Inc.
(Registrant)
Date: October 7, 2019	By:	/s/ Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1	Real Property Management Agreement, dated as of October 1, 2019 by and between Hartman 1400 Broadfield LLC and Hartman Income REIT Management, Inc.
10.2	Real Property Management Agreement, dated as of October 1, 2019 by and between Hartman 16420 Park Ten LLC and Hartman Income REIT Management, Inc.
10.3	Real Property Management Agreement, dated as of October 1, 2019 by and between Hartman 7915 FM 1960 LLC and Hartman Income REIT Management, Inc.